EXHIBIT 32.1

Yanhuang International Development Company, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yanhuang International Development Company, Inc. (the Company) on Form 10-Q for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ke Yi Cai, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Ke Yi Cai and will be retained by Yanhuang International Development Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 1, 2016

By: /s/ Ke Yi Cai

Ke Yi Cai,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Yanhuang International Development Company, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yanhuang International Development Company, Inc. (the Company) on Form 10-Q for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Yue Kan, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Yue Kan and will be retained by Yanhuang International Development Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 1, 2016

By: /s/ Yue Kan

Yue Kan,

Chief Financial Officer

(Principal Financial Officer)